SHARE-BASED PAYMENTS	12 Months Ended
Dec. 31, 2022
Disclosure Of Share Based Payment Arrangements Text Block Abstract
SHARE-BASED PAYMENTS

NOTE 33 - SHARE-BASED PAYMENTS

LP3 compensation plans (2020-2023)

The Company implemented a program for a group of executives, which runs from October 2020 and lasts until March 2023, where the percentage that is collected is annual and cumulative. The methodology is based on the allocation of a quantity of units where the goal is the achievement of a specified share price.

The benefit is vested if the target of the share price defined in each year is met. In case the benefit accumulates up to the last year the total benefit is doubled (in case the share price is achieved).

This Compensation Plan has not yet been provisioned due to the fact that the share price required for collection is below the initial target.